UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2019

MATERION CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6070 Parkland Blvd., Mayfield Hts., Ohio		44124
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (216) 486-4200

Not Applicable
(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MTRN	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 8, 2019, Materion Corporation (the "Company") held its 2019 Annual Meeting of Shareholders (the "Annual Meeting"). Set forth below are the proposals voted upon and the final voting results.

As of the record date of the Annual Meeting, there were 20,317,148 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting 19,011,146, or approximately 94% of the outstanding common shares entitled to vote were represented in person or by proxy. Those shares were voted as follows:

(1) Election of Directors.
The following individuals were nominated in 2019 to serve as directors until 2020. All nominees were elected. The results were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Vinod M. Khilnani	16,902,547	881,188	—	1,227,411
Robert J. Phillippy	17,585,210	198,525	—	1,227,411
Patrick Prevost	17,630,851	152,884	—	1,227,411
N. Mohan Reddy	17,401,036	382,699	—	1,227,411
Craig S. Shular	17,439,687	344,048	—	1,227,411
Darlene J. S. Solomon	17,464,207	319,528	—	1,227,411
Robert B. Toth	17,511,997	271,738	—	1,227,411
Jugal K. Vijayvargiya	17,615,557	168,178	—	1,227,411
Geoffrey Wild	17,533,433	250,302	—	1,227,411

(2) Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year 2019.
The proposal was approved based on the following vote:

For	18,285,493
Against	716,768
Abstentions	8,885
Broker Non-Votes	—

(3) Advisory vote to approve the compensation of the Company's named executive officers for 2019.
The Company's shareholders approved, on an advisory, non-binding basis the compensation of the Company's named executive officers.

For	16,848,499
Against	899,837
Abstentions	35,399
Broker Non-Votes	1,227,411

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

May 8, 2019	By:	/s/ Stephen Shamrock
Stephen Shamrock
Vice President, Corporate Controller and Investor Relations